TRANSAMERICA FUNDS

Transamerica Small Cap Growth

Supplement to the Currently Effective Statements of Additional Information

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Effective on or about December 1, 2026, upon the recommendation of Transamerica Asset Management, Inc. (“TAM”), the Board of Trustees of Transamerica Funds has approved the termination of the investment sub-advisory agreement between TAM and Ranger Investment Management L.P. with respect to Transamerica Small Cap Growth (the “fund”) and approved an investment sub-advisory agreement between TAM and Campbell Newman Asset Management, Inc. (“Campbell Newman”) with respect to the fund. TAM will continue to serve as the fund’s investment manager.

In connection with the change to Campbell Newman as sub-adviser, there will be changes to the fund’s: (i) principal investment strategies and principal investment risks; (ii) management fee and sub-advisory fee schedules; and (iii) expense limitation agreement. These changes will be effective with the change in sub-adviser. An information statement will be made available to investors which will provide certain information about the new sub-adviser, the terms of the new sub-advisory agreement and these related changes.

Effective on or about December 1, 2026, the following information will supplement and supersede any contrary information contained in the Statements of Additional Information, as applicable, concerning the fund.

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MANAGEMENT FEES:

The following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” for the fund:

Fund Name	Percentage of Average Daily Net Assets
Transamerica Small Cap Growth	0.83% of the first $300 million 0.81% in excess of $300 million

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SUB-ADVISORY FEES:

The following information will revise the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statements of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers” with respect to the fund:

Fund	Sub-Adviser	Sub-Advisory Fees
Transamerica Small Cap Growth*	Campbell Newman Asset Management, Inc.	0.375% of the first $300 million 0.36% in excess of $300 million

*

The average daily net assets for the purpose of calculating sub-advisory fees will be based on the aggregate average daily net assets of Transamerica Small Cap Growth and Transamerica Small Cap Growth CIT, a series of Great Grey Trust (formerly, Wilmington Trust) Collective Investment Trust that is sub-advised by Campbell Newman Asset Management, Inc.

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EXPENSE LIMITATION:

The following information will revise the corresponding information in the Statements of Additional Information in the table following the heading “Expense Limitation” with respect to the fund:

Fund	Expense Cap								Expiration Date of Expense Cap
	Class A	Class C	Class I	Class I2	Class R	Class R4	Class I3	Class R6
Transamerica Small Cap Growth	1.40%	2.13%	1.10√%	1.00%	1.54%	1.15%	1.00%	1.00%	March 1, 2028

 √ TAM has contractually agreed to reimburse 0.07% of the transfer agency fees on Class I shares through March 1, 2028.

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PROXY VOTING POLICY:

The “Ranger Investment Management, L.P. Proxy Voting Policy” contained in “Appendix A – Proxy Voting Policies” of the Statements of Additional Information will be deleted in its entirety. The following information will be added alphabetically to “Appendix A – Proxy Voting Policies”:

Campbell Newman Asset Management, Inc.

PROXY VOTING POLICY (AS OF AUGUST 2026)

OVERVIEW

This proxy voting policy is designed to provide reasonable assurance that proxies are voted in the clients’ best interest when the responsibility for voting client proxies rests with Campbell Newman Asset Management, Inc. (“CN”). CN will vote proxies for clients pursuant to the authority granted in the investment management agreement between CN and its client, or as granted by written direction from each client.

Questions regarding this policy should be directed to the Chief Compliance Officer (“CCO”).

CONFLICTS OF INTEREST

A. Overview

CN can encounter material conflicts in voting client proxies. CN has a duty to recognize a material conflict and to resolve the conflict before voting the proxy. For purposes of this policy, material conflicts of interest are defined as those conflicts that, in the opinion of the Investment Committee, a reasonable investor would view as important in making a decision regarding how to vote a proxy.

Examples of material conflicts include (but are not limited to):

1. CN provides investment management services to a publicly traded company and also holds that same security within client portfolios

2. A CN employee has a business or personal relationship (such as a close friend or spouse) with a member of executive management, a participant in the proxy contest, or a corporate director of the company

B. Identifying Conflicts of Interest

1. CN shall maintain a listing of all material business conflicts of interests – those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy contest.

2. All employees are required to disclose all personal and familial relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the CCO for guidance.

C. Resolving Material Conflicts of Interest

Unless a client requests otherwise, CN will take one of the following actions to ensure the proxy voting decision is based on the client’s best interests and is not a result of the conflict.

1. Engage an independent party to determine how to vote the proxy

2. Prepare a report that (i) describes the conflict of interest; (ii) discusses procedures used to address such conflict of interest; (iii) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (iv) confirms the recommendation was made solely on the investment merits and without regard to any other consideration

3. Refer the proxy to a client or to a representative of the client for voting purposes

4. Disclose the conflict to the affected clients and seek their consent to vote the proxy prior to casting the vote

5. Vote in accordance with a pre-determined voting policy, as disclosed to clients

DISCLOSURES TO CLIENTS

A client may request CN to deliver this Proxy Voting Policy as well as a record of how CN has voted that client’s proxies. CN will use the firm’s Part 2A of Form ADV disclosure to:

A. Notify clients of how they may obtain a copy of this policy

B. Notify clients of how they may obtain a record of how their securities were voted

C. Summarize the firm’s proxy voting policies

To the extent CN serves as a sub-adviser to a mutual fund, CN may provide proxy voting records to the fund’s adviser, if requested. Proxy votes on behalf of mutual funds are disclosed annually on Form N-PX.

VOTING GUIDELINES

For a summary of CN’s proxy voting guidelines, refer to Appendix.

SECURITIES ON LOAN

CN will not vote proxies for securities out on loan through a securities lending program.

RECORD RETENTION REQUIREMENTS

CN shall keep the following proxy voting records:

A. These proxy voting policies and procedures

B. Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable

C. Records of proxy votes cast on behalf of each client

D. Records of client requests for proxy voting information, including a record of the information provided by CN

E. Documents prepared by CN that were material to making the decision of how to vote

CN will keep these records in accordance with its Record Retention Policy.

APPENDIX

A. General Overview

CN strives to vote all proxies in the best interests of its clients. The decision of how to vote follows the same criteria CN uses in managing client accounts – to vote for proposals in such a manner that, in CN’s opinion, will increase shareholder value.

In evaluating a particular proxy proposal, CN takes into consideration, among other items:

1. Management’s assertions regarding the proxy proposal

2. The period of time over which the voting shares of the company expect to be held

3. The size of the position

4. The cost involved in the proxy proposal and the existing governance documents of the affected company

5. CN’s determination of how the proxy proposal will impact its clients

6. CN’s determination of whether the proxy proposal will create dilution for shareholders, as well as the affected company’s management and operations

7. Client-specific voting guidelines when voting that client’s shares of the particular proxy proposal

B. Proxy Proposals Regarding Business Operations Matters

CN will generally support management’s recommendations on proxy issues related to business operations matters since management’s ability is a key factor CN considers in selecting equity securities for client portfolios. CN believes a company’s management should generally have the latitude to make decisions related to the company’s business operations. However, when CN believes the company’s management is acting in an inconsistent manner with its clients’ best interests CN will vote against management’s recommendations. When voting to elect a Board Chairman, CN will always vote against management’s recommendation if management does not recommend an independent Board Chairman.

C. Proxy Proposals Regarding Compensation Matters

1. CN will generally vote against non-salary compensation plans (such as stock compensation plans, employee stock purchase plans and long-term incentive plans) unless, in CN’s opinion, such plans are structured to not create serious dilution to shareholders

2. CN will analyze all other compensation plans on a case-by-case basis

D. Proxy Proposals Regarding Control Matters

1. CN will review proxy proposals regarding control matters (e.g., mergers and anti-takeover tactics) related to a company on a case-by-case basis

2. CN generally opposes measures limiting the rights of shareholders

3. CN generally opposes measures preventing shareholders from accepting an offer of a sale of a company

E. Proxy Proposals Regarding ESG Matters

CN recognizes that the activity or inactivity of a company with respect to matters of social, political or environmental concern can have an effect upon the economic success of the company and the value of its securities. However, CN does not consider it appropriate, or in the interests of its clients, to impose its own moral standards on others. Therefore, it normally supports management’s position on matters of social, political or environmental concern, except where it believes that a different position would be in the economic interests of its clients.

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PORTFOLIO MANAGERS:

The information contained in “Appendix B – Portfolio Managers” of the Statements of Additional Information relating to Ranger Investment Management, L.P. will be deleted in its entirety. The following information will be added alphabetically to “Appendix B – Portfolio Managers”:

Campbell Newman Asset Management, Inc. (“Campbell Newman”)

Transamerica Small Cap Growth

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Mary C. Brown, CFA*	0	$0	0	$0	326	$119.5 million
Jeremy A. Ellis, CFA*	0	$0	0	$0	326	$119.5 million
Rimas M. Milaitis*	0	$0	0	$0	326	$119.5 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Mary C. Brown, CFA*	0	$0	0	$0	0	$0
Jeremy A. Ellis, CFA*	0	$0	0	$0	0	$0
Rimas M. Milaitis*	0	$0	0	$0	0	$0

*	As of August 31, 2026

Conflict of Interest

When we act as your investment adviser, we have to act in your best interest and not put our interest ahead of yours. At the same time, the way we make money creates some conflicts with your interests. You should understand and ask us about these conflicts because they can affect the investment advice we provide you. Here are some examples to help you understand what this means.

With respect to our investment management services, our Large Cap Dividend Growth, Large Cap Growth and Small Cap Growth investment strategies may invest in the same equity securities which could create an opportunity for our firm to favor one investment strategy over another when allocating investment opportunities among client accounts

Compensation

Our financial professionals are paid a base salary as well as cash bonuses based on firm profitability and receive non-cash benefits such as profit sharing and 401(k) plans, life, health and disability insurance. Additionally, if a financial professional is also a shareholder of our firm, he/she may receive compensation associated with his/her ownership. Because our financial professionals receive bonuses based on the profits derived from the advisory fees we charge, our financial professionals may be incentivized to increase assets under management in order to increase the revenue we generate from advisory fees.

Ownership of Securities

As of September 30, 2026, the portfolio manager(s) did not beneficially own any shares of the fund(s).

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Investors Should Retain this Supplement for Future Reference

October 1, 2026